Exhibit 10.3

AMENDMENT TO STOCK ESCROW AGREEMENT

AMENDMENT (this “Amendment”) to the Stock Escrow Agreement, dated as of January 11, 2008 (the “Original Agreement”), dated as of March 31, 2009, by and among POLARIS ACQUISITION CORPORATION, a Delaware corporation (“Company”), BYRON BUSINESS VENTURES XX, LLC, PRAESUMO PARTNERS, LLC, MOORE HOLDINGS, LLC, VINCO VINCERE VICI VICTUM LLC, DAVID PALMER, MERITAGE FARMS LLC, CLOOBECK COMPANIES, LLC, GRANITE CREEK PARTNERS, L.L.C., ROXBURY CAPITAL GROUP LLC INCENTIVE SAVINGS PLAN, HARTZ CAPITAL INVESTMENTS, LLC and ODESSA, LLC (collectively “Initial Stockholders”), CONTINENTAL STOCK TRANSFER & TRUST COMPANY, a New York corporation (“Escrow Agent”), and LAZARD CAPITAL MARKETS LLC (“LCM”).

WHEREAS, pursuant to the (i) Second Amended and Restated Agreement and Plan of Merger by and between the Company and HUGHES Telematics, Inc., dated as of March 12, 2009 (the “Merger Agreement”) and (ii) the Escrow Agreement by and among the Company, Communications Investors LLC, and the Escrow Agent, dated as of the date hereof (the “Escrow Agreement”), it is contemplated that the Initial Stockholders shall deposit an aggregate of 1.25 million Escrow Shares into a separate escrow account established under the Escrow Agreement (the “Escrow Sponsor Earnout Account”) to be released upon the satisfaction of certain earn-out targets set forth in the Merger Agreement;

WHEREAS, pursuant to Sections 6.2 and 6.3 of the Original Agreement, the Company, the Initial Stockholders, the Escrow Agent and LCM wish to modify the Stock Escrow Agreement to permit the withdrawal of 1.25 million Escrow Shares for deposit into the Escrow Sponsor Earnout Account in accordance with Section 1.4 of the Escrow Agreement; and

WHEREAS, the Company, the Initial Stockholders, the Escrow Agent and LCM wish to modify the Stock Escrow Agreement to permit the withdrawal of 168,000 Escrow Shares for delivery to the Company and immediate cancellation thereafter.

NOW, THEREFORE, the parties to this Amendment agree as follows:

1. On the date hereof, an aggregate of 1.25 million of the Escrow Shares shall be transferred and deposited into the Escrow Sponsor Earnout Account in satisfaction of Section 1.4 of the Escrow Agreement, and such transferred Escrow Shares shall be deducted pro rata from the holdings of each Initial Stockholder set forth on Exhibit A of the Original Agreement. The delivery to the Initial Stockholders or cancellation of such 1.25 million Escrow Shares from the Escrow Sponsor Earnout Account shall be governed by the Escrow Agreement.

2. On the date hereof, an aggregate of 168,000 Escrow Shares shall be transferred to the Company and immediately cancelled.

3. On the date hereof, Annex A hereto shall become the new Exhibit A to the Original Agreement.

4. Except as set forth in Sections 1, 2 and 3 hereof, the terms of the Original Agreement remain in full force and effect.

5. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Original Agreement.

[signature page follows]

WITNESS the execution of this Agreement as of the date first above written.

POLARIS ACQUISITION CORPORATION

By:	/s/ Jerry Stone
Name:	Jerry Stone
Title:

INITIAL STOCKHOLDERS:

BYRON BUSINESS VENTURES XX, LLC

By:	/s/ Marc Byron
Name:	Marc Byron
Title:

PRAESUMO PARTNERS, LLC

By:	/s/ Lowell D. Kraff
Name:	Lowell D. Kraff
Title:

MOORE HOLDINGS, LLC

By:	/s/ David Moore
Name:	David Moore
Title:

VINCO VINCERE VICI VICTUM LLC

By:	/s/ Jerry Stone
Name:	Jerry Stone
Title:

/s/ David F. Palmer
David Palmer

MERITAGE FARMS LLC

By:	/s/ Walter Mclallen
Name:	Walter Mclallen
Title:	Managing Member

CLOOBECK COMPANIES, LLC

By:	/s/ Stephen J. Cloobeck
Name:	Stephen J. Cloobeck
Title:	Manager

GRANITE CREEK PARTNERS, L.L.C.

By:	/s/ Brian B. Boorstein
Name:	Brian B. Boorstein
Title:	Managing Member

ROXBURY CAPITAL GROUP LLC INCENTIVE SAVINGS PLAN

By:	/s/ Stuart Oran
Name:	Stuart Oran
Title:	Trustee

HARTZ CAPITAL INVESTMENTS, LLC

By:	Hartz Capital, Inc., its manager

By:	/s/ Jonathan B. Schindel
Name:	Jonathan B. Schindel
Title:	Secretary and General Counsel

ODESSA, LLC

By:	/s/ Paul Orlin
Name:	Paul Orlin
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name:	John W. Comer, Jr.
Title:	Vice President

LAZARD CAPITAL MARKETS LLC

By:	/s/ David G. McMillan, Jr.
Name:	David G. McMillan, Jr.
Title:	Managing Director